Principal Investors Fund, Inc.

POWER OF ATTORNEY

Fritz S. Hirsch, whose signature appears below, hereby constitutes and appoints Michael J. Beer, David J. Brown, Jill R. Brown, Ernest H. Gillum, Michael D. Roughton and Beth C. Wilson, and each of them, his true and lawful attorneys and agents, with full power and authority of substitution and resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, or any of them, may deem necessary or advisable or which may be required to enable Principal Investors Fund, Inc. ("PIF") to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (collectively, the "Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of the following registration statements and any amendments thereto including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a director and/or officer of PIF any and all such registration statements and amendments filed with the Securities and Exchange Commission under the Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or any of them, shall do or cause to be done by virtue hereof:

A registration statement on Form N-14 relating to PIF California Insured Intermediate Municipal Fund and PIF California Municipal Fund to be filed with the Securities and Exchange Commission in October 2007 or as soon thereafter as practicable.

/s/ Elizabeth Ballantine

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Elizabeth Ballantine

/s/Kristianne Blake

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Kristianne Blake

/s/ Ralph C. Eucher

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Ralph C. Eucher

/s/ Richard W. Gilbert

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Richard W. Gilbert

/s/ Mark A. Grimmett

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Mark A. Grimmett

/s/ Fritz S. Hirsch

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Fritz S. Hirsch

/s/ William C. Kimball

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William C. Kimball

/s/ Barbara A. Lukavsky

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Barbara A. Lukavsky

/s/ Daniel Pavelich

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Daniel Pavelich

/s/Richard Yancey

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Richard Yancey

/s/ Larry D. Zimpleman

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Larry D. Zimpleman

Date:	September 10, 2007